6-1162-JDR-393



Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 6-1162-JDR-393 to
                         Purchase Agreement No. 1947 --
                         Aircraft Performance Guarantees


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Aircraft Performance Guarantees.

         The only performance guarantees applicable to the Aircraft are those set forth in Attachment A. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer.

2.       Confidentiality.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of

P.A. No. 1947
K/WPA

Western Pacific Airlines, Inc.
6-1162-JDR-393   Page 2

Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1947-1.

Very truly yours,

THE BOEING COMPANY



By
  -----------------------
Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.



By
  --------------------------------
Its



Attachment

P.A. No. 1947
K/WPA